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     CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR CERTAIN PORTIONS OF THIS
   EXHIBIT PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.




                          LICENCE & SERVICES AGREEMENT

THIS AGREEMENT is made on 29th day of September 1999

BETWEEN:

(1) UPROAR LTD., a Bermuda corporation, with Company Number 3339240, whose registered office is at 44 Church Street, Hamilton HM12, Bermuda ("Uproar"); and

(2) TELEFONICA INTERACTIVA DE CONTENIDOS, a Spanish corporation, whose office is registered at Gran Via 28, 28013 Madrid, Spain and with a CIF Number A82314113("TI").

WHEREAS

(A) Uproar is in the business of providing content for on-line and multi-media products and the operation of online channels. TI is in the business of providing content for on-line and multi-media products and the operation of on-line channels.

(B) Uproar is contracting with TI for the exclusive distribution rights to Uproar websites in Spanish and Portuguese language markets. In order to operationally implement this agreement, TI desires that Uproar licence the distribution rights and provide the services and support therefor, for the operation of the Uproar websites to TI.

(C) Uproar has agreed to licence the distribution rights to TI, and will provide services and support to TI for the operation of the Uproar websites in exchange for which TI has agreed to pay Uproar exclusivity fees; and TI has agreed to distribute the Uproar websites online for the Spanish and Portuguese language markets from TI's online properties, in exchange for which Uproar has agreed to pay TI a portion of the revenue the Uproar websites generate.

THE PARTIES AGREE as follows:

1 INTERPRETATION

In this Agreement, unless the context dictates otherwise, the following words shall have the following meanings:

    "Anchor Tenancy" means the display of the Uproar Content on the TI Sites via the minimum of the following: a) links to the Uproar Content in the form of a preferred partner TI Site channel for Uproar above the scroll fold on the front page and all other pages upon which the channels are listed; b) a text link underneath any 'games' links from any page on the TI Sites in which Uproar has the right to insert varying promotional texts to the Uproar Content; c) a 120 x 60 pixel graphic linking to the Uproar Content from the front page of the TI Sites; d) Uproar Content hotlink and promotional area equivalent to one third of the area, above the scroll fold, upon the front pages of the TI Sites' games and/or light entertainment channels; and e) banner ads upon the TI Sites promoting the Uproar Content in amounts equal to or greater than the average provided to the TI Site's other Channel partners.


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    "Brands" means any trade marks and service marks (whether registered or not), trade and business names;

    "Co-branded" means an item of content where each parties' Brands are displayed in equal prominence;

    "Co-branded Pages" means pages published by the parties on UPROAR SP/PT Sites and TI Sites where each parties' Brands are displayed in equal prominence;

    "COGS" means purchase costs, direct warehousing costs, and shipping costs related to products purchased by Uproar for the purpose of resale to third parties;

    "TI Competitor Definition" means companies providing portal services within the Markets and from whom TI does not accept online advertising, sponsorship or e-commerce revenue.

    "Direct Sales Costs" means direct sales salaries, sales commissions, and travel and entertainment related to direct sales;

    "Gross Revenue" means all revenue derived from the commercialization and distribution of the UPROAR Content, including but not limited to licence fees, advertising sponsorship and third party e-commerce revenue that are annually received by Uproar.

    "Intellectual Property" means:

    (a) patents, Brands, domain names, copyrights, data base rights, know-how rights, designs and inventions; and

    (b) rights of the same or similar effect or nature as or to those in paragraph (a), in each case in any jurisdiction;

    "Markets" means those Spanish and Portuguese language markets listed in
    Schedule 1;

    "Net Revenue" means Gross Revenue less actual and reasonable Direct Sales Costs, COGS of any on-account merchandising, VAT and ordinary and customary rebates. For the avoidance of doubt, Net Revenue does not include the fees paid by TI to Uproar under this Agreement;

    "Prizepoint Affinity Program" means the computer software that is used to maintain the Prizepoint point system which manages the process for end users to accumulate points for which they may exchange or auction for prizes or the chance to win prizes. The Prizepoint Affinity Program will incorporate software enhancements and be updated based on the Prizepoint Affinity Program published on UPROAR.COM from time to time, meaning with no specific timing nor any requirements to these enhancements, during the term of the Agreement;

    "Roll-Out Schedule" means the schedule for the roll-out of the distribution of the UPROAR Content upon the TI Sites set out in Schedule 2;

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    "TI Group Company" means any company in which TI holds at least 50% of the shares or acts as managing shareholder;

    "TI Sites" means the home, media portal, or master website of TI, a TI Group Company or an afiliate of TI in each and any of the Markets;

    "UPROAR.COM" means Uproar's United States based website;

    "UPROAR Content" means the Internet TCP/IP computer based applications of the Uproar formats, IP, and website services listed in the Roll-Out Schedule;

    "UPROAR SP/PT Site" means any website being launched in the Markets owned by [illegible] with [illegible] incorporating the word "Uproar".

2 LICENCE

    2.1 Subject to the terms of clause 2.2 below, Uproar grants TI an exclusive non-transferable licence to distribute the UPROAR Content, not including Uproar Content placed into syndication, upon the TI Sites within the Markets for the term of this Agreement (the "Licence").

    2.2 The Licence may not be assigned to a third party, unless that third party is a TI Group Company as set forth in clause 18 hereunder.

3 TERM

    3.1 The initial term of the Agreement will be thirty-six (36) months from the date of the Agreement (the "Initial Term") unless terminated earlier under clause 14 hereunder.

    3.2 At the end of the Initial Term, the Agreement will remain in force for a further term of twelve (12) months unless terminated by either party giving to the other not less than ninety (90) days notice of termination prior to the end of the Initial Term and shall thereafter be renewed for equal terms of twelve (12) months unless notice as aforesaid is given, unless terminated otherwise under clause 14 hereunder.

4 OBLIGATIONS OF UPROAR

    4.1  During the term of the Agreement, Uproar shall:

         (a) Design, create and operate Co-branded Spanish and Portuguese language versions of the UPROAR Content, for distribution upon the TI Sites according to the Roll-Out Schedule;

         (b) Provide for all UPROAR SP/PT sites to display the same Co-branded Pages as distributed upon the TI Sites;

         (c) Provide the working time of one dedicated person to co-ordinate or perform the obligaitons of Uproar under the Agreement;

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         (d)  Provide commercially reasonable editorial resources and content development for the Uproar Content;

         (e) Provide commercially reasonable programmer(s) to manage all customization, development and support of the UPROAR Content;

         (f) Provide commercially reasonable database administrator(s) to manage all database requirements and support of the UPROAR Content;

         (g) Perform all end-customer and technical support for the Uproar Content and websites to a level equal to the standard support for the German language Uproar site, found at the url of www.uproar.de;

         (h) Perform all prize fulfillment associated with tile Uproar Content, except where TI is providing prizes and/or discounts via the Uproar Content in accordance with this Agreement:

         (i) Purchase and configure all hardware and software required for operating the UPROAR Content;

         (j) Create and manage a co-branded Syndication Network based upon Uproar's management and technology systems;

         (k) Create and manage a co-branded online Prizepoint Affinity Program, of which 5% of the prizes may be from TI or its affiliate. Cooperate with TI to coordinate the said online program with TI's online and offline extensions of the Prizepoint Affinity Program.

         (l) Prepare and report, on a monthly basis, summary statistics on player usage of the UPROAR Content, and provide user database information in a machine readable format to TI in accordance with the local laws and regulations applicable in each of the Markets;

         (m) Provide cross promotion to the UPROAR Content across all Uproar worldwide websites, in the form of a listing on the bottom of each front page;

         (n) Provide the necessary legal resources to ensure compliance with local laws and regulations in the Markets;

         (o) Independent of this Agreement, upon the request of TI, negotiate in good faith the terms and conditions for the programming and delivery of additional content above and beyond the UPROAR Content in the event TI desires additional content from Uproar.

    4.2 Uproar shall fully co-operate with and assist TI in the performance of its obligations under this Agreement and shall undertake the Uproar obligations specified herein at its own expense.

    4.3 Uproar may retain third parties to work on the UPROAR Content. All such third parties shall execute, before providing any services, an agreement that shall include a promise to maintain as confidential Information (as defined in

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         clause 12) as required by this Agreement and that also includes an assignment to Uproar of all rights in such work so. that such rights may be licenced to TI as required by this Agreement.

    4.4 Upon reasonable prior notice by TI, Uproar will provide for use by TI's on-site coordinator, when visiting, during the term of this Agreement, such office space, computer equipment and other facilities at Uproar's site as may reasonably need to perform its obligations hereunder.

    4.5  Uproar will install and maintain the UPROAR Content in such a way that:

         (a)  it is capable of being accessed and used via the Internet; and

         (b) the performance of the UPROAR Content is substantially the same, or exceeds, the average performance of the same or similar UPROAR Content on UPROAR.COM.

          In addition, Uproar will provide all necessary services relating to running the UPROAR Content as specified above.

    4.6 Uproar shall ensure that, during the Term, the Uproar Content does not contain any defamatory or obscene material, nor material likely to infringe any law.

5 TI RESPONSIBILITIES

    5.1  During the term of this Agreement, TI shall:

         (a) Promote and distribute the UPROAR Content as an Anchor Tenancy within the TI sites according to the Roll-Out Schedule;

         (b) Promote the UPROAR Content on TI Sites as a most favoured partner in relation to other channel and content partners whose content is displayed on or linked to TI Sites;

         (c) Approve the layout and integration of each party's Brands upon the Co-branded Pages prior to launching;

         (d) Perform advertising, sponsorship, e-commerce sales, and technical serving upon all instances of the Uproar Content, unless Uproar assumes the right to perform such sales and serving as outlined under clause 6;

         (e) Provide the working time of one dedicated person to co-ordinate or perform the obligations of TI under the Agreement;

         (f) Provide prize fulfillment for any TI prizes within the Uproar Content or the Prizepoint Affinity Program;

         (i) Integrate the Prizepoint Affinity Program within TI's Sites and offline billing product marketing for each Market in accordance with the Roll-Out Scehdule.

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         (h) Prepare and provide quarterly financial statements to Uproar, on the revenue related to the Uproar Content, as outlined in
             Schedule 3.

    5.2 TI shall fully cooperate with and assist Uproar in the performance of its obligations under this Agreement and shall undertake the TI obligations specified herein at its own expense.

    5.3 Upon reasonable prior notice by, Uproar, TI will provide for use by Uproar's on-site coordinator, when visiting, during the term of this Agreement such office space, computer equipment and other facilities at TI's site as Uproar may reasonably need to perform its obligations hereunder.

6.  SALES PERFORMANCE CONTINGENCY

    After ten (10) months of launching Uproar Content in a specific Market, if TI does not reach a monthly effective yield of advertising and sponsorship revenue of four (4) USD per one thousand (1000) ad impressions, then Uproar has the right to assume the obligation outlined in clause 5.1 (d) and require TI to cease fulfilling this obligation this without any compensation whatsoever to TI. Uproar will pay TI 50% of Net Revenue as outlined in clause 13.2.

7.  ROLL-OUT SCHEDULE

    7.1 Uproar will exercise its best efforts to complete the development and launch of the UPROAR Content according to the mutually agreed Roll-Out Schedu1e.

    7.2 The parties shall agree in good faith (as may be required) updates to the Roll-Out Schedule on a quarterly basis from the date of this Agreement and amend the Roll-Out Schedule.

8.  PROPERTY RIGHTS OF THE PARTIES

    8.1 It is acknowledged and agreed by the parties that Uproar shall be deemed the sole and exclusive owner of all rights, title and interest in the UPROAR Content, including all Intellectual Property thereto.

    8.2 Uproar retains ownership to all items created or purchased by Uproar, which includes but is not limited to product content graphic artwork, names, and game concepts, the UPROAR Brand, the UPROAR SP/PT Sites, the UPROAR.COM and related url, including all domain registration rights, title and interest therein. TI retains ownership of all items created or purchased by TI, which includes but is not limited to product content graphic art work, the TELEFONICA Brand, the TI Sites and related url, including all domain registration rights, title and interest therein.

    8.3  Subject to the above, during the term of the Agreement

         (a) Uproar and TI agree to share, in compliance with applicable privacy laws, any database information compiled from the products using the Co-branded Pages.

         (b) All database information complied shall remain the property of the compiling party.

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    8.4  Each party hereby covenants and agrees that:

         (a) the Intellectual Property, Brands and other proprietary rights of the other party are and shall remain the sole and exclusive property of that party; and

         (b) it shall not represent to others that it has any ownership rights with respect thereto except as specifically granted hereunder.

    8.5 During the term of this Agreement, each party grants to the other a non-exclusive non-transferable license to use the other party's Brands on the Co-branded Pages. Prior to the use by one party hereunder of any of the Brands of the other party, such party shall submit to the other party for its prior approval the screens, marketing materials, advertising materials and other materials containing such Brands.

9.  WARRANTIES

    9.1  Each party warrants, covenants and represents to each other that:

         (a) it has the full right, power and authority to enter into this Agreement;

         (b) it is not subject to any non-competition obligations or other legal disabilities or limitations which prevent it from performing its obligations hereunder; and

         (c) the exercise of any right, licence or privilege granted in this Agreement, shall not invade any right of privacy or publicity, or infringe the Intellectual Property of any third party.

    9.2 Each party warrants to the other that it is the sole and exclusive owner of its Intellectual Property and/or has the right and power to licence its Intellectual Property and that such licence does not and will not infringe any third party Intellectual Property.

    9.3 Each party warrants to the other that the T1 Sites and UPROAR- SP/PT Sites respectively:

         (a) do not infringe the Intellectual Property of any third party;

         (b) do not contain or display any material or link to material or sites that are libelous, defamatory, pornographic, threatening, illegal or otherwise offensive.

         (c) do not contain any hyperlink or other links that have not been approved or licenced; or

         (d) do not violate any applicable law, regulation, judgment, order or directive.

10. INDEMNITY AND OTHER MATTERS

    10.1 Each party agrees it will, at its own cost and expense, defend, indemnify and hold harmless the other against bona fide claims, demands, damages, actions, causes of action, losses, judgments, costs and expenses of every nature (including reasonable attorney's fees and

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         expenses) ("Claims(s)") to the extent such Claims arise out of, result from, or are attributable to:

         (a) an infringement of the warranties given in clause 9; or

         (b) the negligence or willful misconduct by either party or its employees, subcontractors, representatives or agents in the performance of this Agreement;

                provided that party immediately notifies the other party in writing (providing full details) of the Claims. Each party shall defend, indemnify and hold the other harmless pursuant to this Clause, during the entire claim process, regardless of whether the Claim is settled or goes to trial; and the other party provides, at the party's expense, all reasonable assistance relating to such a claim requested by the other party.

    10.2 If a judgment or settlement is obtained or reasonably anticipated against use of any Intellectual Property for which either party has indemnified the other, the indemnifying party shall, at its own cost and expense, promptly modify the item or items which were determined to be infringing, acquire a licence or licences of the Intellectual Property in order to provide the necessary rights to the other to eliminate the infringement, or substitute the Intellectual Property with non-infringing Intellectual Property which provides equivalent functionality.

    10.3 If Uproar notifies that, in its opinion, TI's advertising or promotion of a third party site is in violation of TI's obligations under clause
         5.1 (b), then without prejudice to any other remedy available to Uproar. TI shall be required within three (3) working days of such notification by Uproar to demonstrate to Uproar's reasonable satisfaction that TI has complied with its obligations, failing which TI shall immediately remove such advertising or promotional material and links for the third party site in question.

11. LIMITATION OF LIABILITY

         Except in the case of a breach of clauses 9.2, 9.3, or 12, a party's liability for breach of or failure to substantially perform hereunder shall be limited to the other party's actual damages or the amount previously paid to the other party under this Agreement, whichever is less. In no event shall either party become liable hereunder for indirect or consequential loss or damage, or for any loss of data, profit, revenue, contracts or business, howsoever caused (whether arising out of breach of this Agreement negligence or otherwise) even if the same was foreseeable, or for any special or punitive damages.

12. CONFIDENTIALITY

    12.1 In this clause, "Confidential Information" means all confidential information disclosed (whether in writing, orally or by another means and whether directly or indirectly) by a party (the "Disclosing Party") to the other party (the "Receiving Party") whether before or after the date of this Agreement including, without limitation, information relating to the UPROAR Content or to the Disclosing Party's products, operations, processes, plans or intentions, product information, know-how, design rights, trade secrets, market opportunities and business affairs.

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    12.2 The Receiving Party shall:

         (a) not use Confidential Information for purpose other than the performance of its obligations under this Agreement; and

         (b) not disclose Confidential Information to a person except with the prior written consent of the Disclosing Party.

    12.3 This clause shall not apply to Confidential Information which:

         (a) is at the date of this Agreement, or at any time after that date becomes, publicly known other than by the Receiving Party's breach of this Agreement;

         (b) can be shown by the Receiving Party to the Disclosing Party's reasonable satisfaction to have been known by the Receiving Party before disclosure by the Disclosing Party to the Receiving Party;

         (c) is released from confidential treatment by written consent of the Disclosing Party;

         (d) is disclosed to the Receiving Party by a third party having no obligation of confidentiality with respect thereto; or

         (e) is required to be disclosed by law or order of a court or governmental agency (such disclosure to be made only after consultation with the Disclosing Party).

13 PAYMENTS

    13.1 In consideration of the grant of the Licence by Uproar and the performance by Uproar of its obligations, TI agrees, to pay the following fees to Uproar:

                Year 1: [****] USD
                Year 2: [****] USD
                Year 3: [****] USD

                These fees will be paid by TI within one hundred and twenty
                (120) days of receipt of invoice from Uproar. Uproar will invoice TI in equal quarterly installments at the beginning of each calendar quarter beginning from the date of this Agreement.

    13.2 In consideration of the performance by Uproar of its obligations, T1 agrees to pay Uproar [****] of the Net Revenue.

         TI will pay Net Revenue payments to Uproar within thirty (30) days of the end of each calendar quarter from the date of this Agreement.

    13.3 The licence fees payable by TI to Uproar under this Agreement do not include any applicable sales taxes or other applicable taxes, any such taxes shall be paid by T1 in addition to the licence fees.



--------------
**** Represents material which has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.


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     13.4 Payments made by TI to Uproar under this Agreement do not include any applicable sales taxes or other applicable taxes. Such applicable taxes shall be deducted or withheld by TI at the rate and in the manner prescribed by law from the payments.

14 TERMINATION

     14.1 Neither party may terminate this Agreement except pursuant to the provisions of this clause.

     14.2 Either party may terminate this Agreement with immediate effect by notice to the other party (the "Other Party") on or at any time after the occurrence of one of the following event in relation to the Other
          Party:

          (a) the Other Party is in material breach of a material obligation under this Agreement and, if the breach is capable of remedy, has failed to remedy the breach within thirty (30) days starting on the day after receipt of written notice specifying the breach and stating that a failure to remedy the breach may give rise to termination under this clause 14. For the purposes of this clause 14.2(a), a breach is capable of remedy if the Other Party can comply with the obligation within a thirty (30) day period; or

          (b) the Other Party becomes insolvent, or an order is made or a resolution is passed for the winding up of the Other Party (other than voluntarily for the purpose of solvent amalgamation or reconstruction), or an administrator, administrative receiver, receiver or other insolvency practitioner is appointed in respect of the whole or any part of the Other Party's assets or business, or the Other Party makes any composition with its creditors or takes or suffers any similar or analogous action in consequence of debt under the laws of Bermuda or Spain as applicable.

     14.3 Uproar agrees to give TI thirty (30) days prior written notice of any change of control of Uproar. For the purposes of this clause 14.3, "control" means the ability to direct the affairs of another whether by way of contract, ownership of shares or otherwise howsoever. On receipt of such notice of change of control from Uproar, TI may terminate this Agreement by written notice to Uproar, termination to take effect one hundred and eighty (180) days after receipt of such notice by Uproar.

15 CONSEQUENCES OF TERMINATION

     15.1 Subject to clause 15.2 below, each party's rights and obligations cease immediately on termination or this Agreement, but termination will not affect a party's accrued rights and obligations at the date of termination.

     15.2 Notwithstanding the termination of the Agreement each party shall remain liable to pay to the other party all sums accrued or due on or prior to the date of termination,

     15.3 Each party shall return to the other all materials provided by the other party under this Agreement.

16 INDEPENDENT CONTRACTOR
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     16.1 In the performance of their respective obligations hereunder, Uproar and TI are and at all times will be completely independent from each other and this Agreement shall not constitute, or be deemed to constitute, either party as an employee, agent, partner, or joint venturer of the other.

     16.2 Each party shall be responsible for the payment of each employee's and contractor's compensation and benefits including any applicable taxes, national insurance contributions, unemployment, compensation and social security.

17 NON-COMPETITION

          Each party agrees not to hire or attempt to hire any employee of the other party during the term of this Agreement and for a period of twelve (12) months following termination.

18 ASSIGNMENT

     18.1 The rights and obligations resulting from this Agreement may not be assigned, novated, sub-let or otherwise transferred by either party without the prior written consent of the other party, except that no consent is necessary for TI to assign its rights and obligations resulting from this Agreement to a TI Group Company, subject to TI giving written notice to Uproar of such assignment at least thirty
          (30) days prior to TI effecting any such assignment and the TI Group Company agreeing to be fully bound with the terms of this Agreement.

     18.2 This Agreement shall be binding upon both parties, their successors and permitted assigns.

19 NOTICES

     19.1 Any notice or communication required or permitted to be given under the provisions of this Agreement shall be in writing in the English language and shall be sent to the parties at the following addresses (or at such other address for a party as shall be specified by like notice:

                    (i)       In the case of Uproar:

                              44 Church Street
                              Hamilton
                              HM12 Bermuda

                              Contact: Timothy Ewing

                              Fax No: +36-1-266-3392

                    (ii)      In the case of TI:

                              Avda. de las Dos Castillas 33
                              Complejo Atica No 1
                              28224 Pozuelo de Alarcon
                              Madrid, Spain

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                              Rafael Bonnelly

                              Fax No: +34-91-452-3150

          and shall be deemed to liave been given or made:

          (a) if delivered personally, by overnight courier or mailed by express mail on the date delivered.

          (b) if sent by registered or certified mail (postage prepaid, return receipt requested) within three(3) business days of posting;

          (c) if sent by facsimile transmittal, confirmed by express, certified or registered mail on the date sent:

          save that notices of changes of address shall be effective upon receipt.

20 GOVERNING LAW; JURISDICTION

     20.1 All disputes arising in connection with this Agreement shall be settled by arbitration under the rules of conciliation and arbitration of the International Chamber of Commerce ("ICC") by one of more arbitrators appointed in accordance with the same rules. The parties shall decide on the number and identity of the arbitrators and, in case of disagreement, the acting chairman of the ICC shall decide. The decision of the arbitrator or arbitrators shall be binding upon the parties and the expenses of the arbitration shall be paid as the arbitrator or arbitrators determine. The decision of the arbitrator or arbitrators shall be executory and judgment thereon may be entered by any court of competent jurisdiction.

     20.2 The official language of the Agreement shall be the English language and in any and all interpretations hereof the English language understanding shall govern.

     20.3 This Agreement shall be governed and construed in accordance with the laws of England and Wales.

     20.4 Each party to this Agreement shall have the right to institute judicial proceedings against the other party in order to seek specific performance, injunctive relief or similar equitable relief before any court of competent jurisdiction.

21 MISCELLANEOUS

     21.1 The Agreement constitutes the entire agreement of the parties with respect to the subject matter hereof, and supersedes all prior negotiations, representations or agreements, both written and oral. No changes, alterations, or modifications to this Agreement shall be effective unless reduced to writing and signed by the parties hereto.

     21.2 This Agreement may be executed in several counterparts, including via facsimile, each of which shall be deemed an original; and all such counterparts together shall constitute one and the same instrument.

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     21.3 The failure of any party to this Agreement to require performance by another party of any provision of this Agreement or to pursue any remedy resulting from a breach of this Agreement by another party shall not be construed as a waiver of the right to thereafter require performance of each and every provision of this Agreement nor as a waiver of that or any subsequent or other breach by that party, unless, such waiver is in writing and signed by the party in respect of whom such waiver is claimed.

     21.4 Notwithstanding the expiration or termination of the term of this Agreement for any reason whatsoever, the provisions of the Agreement will continue to be in force to the degree that the parties originally intended. Any other provisions of this Agreement necessary to give efficacy thereto.

     21.5 If any provision of this Agreement should be held invalid or unenforceable for any reason whatsoever or to violate any law of any applicable jurisdiction, such provision shall be enforced to the maximum extent legally permissible so as to effect the intent of the parties unless it is found to be wholly invalid and thus must be considered severed from such provision, and such provision shall be deemed deleted from this Agreement in such jurisdiction or, in the event that it should be held only to violate the laws of any applicable jurisdiction, such provision shall be inapplicable only within such jurisdiction, and the remainder of this Agreement shall be valid and binding upon the parties as if such provision was not included herein.

     21.6 Neither party shall be liable to the other for any delay or failure to perform their obligations hereunder due to causes beyond its reasonable control which such party is unable to overcome by the exercise of reasonable due diligence. Performance times shall be considered extended for a period of time equivalent to the time lost because of any such delay. When the force majeure cause has been eliminated or has been waived by the party claiming the benefit of such cause, this Agreement shall continue in full force and effect.

IN WITNESS WHEREOF, each of the parties hereto has duly executed this Agreement the day and year first above written.



EXECUTED for and on behalf of                ) /s/ Timothy Ewing
UPROAR LTD                                   ) --------------------

Name: Timothy Ewing
Title: President


EXECUTED for and on behalf of                ) /s/ Juan Perea
TELEFONICA INTERACTIEVA DE CONTENIDOS S.A.   ) --------------------

Name: Juan Perea Saenz de Buruaga
Title: President

                                   Schedule 1

                                     Markets

Spain
Portugal
United States & its territories
Mexico
Guatemala
El Salvador
Nicaragua
Costa Rica
Panama
Belize
Honduras
Cuba
Venezuela
Colombia
Ecuador
Peru
Chile
Argentina
Uruguay
Paraguay
Bolivia
Brazil

                                   Schedule 2

                                Roll-out Schedule

------------------------------------------------------------------------------------------------------------------------
  Format                 USA - Spanish          Mexico               Brazil              Spain               TBD.....
------------------------------------------------------------------------------------------------------------------------
  [****]                  [****]                 [****]              [****]              [****]
------------------------------------------------------------------------------------------------------------------------
  [****]                  [****]                 [****]              [****]              [****]
------------------------------------------------------------------------------------------------------------------------
  [****]                  [****]                 [****]              [****]              [****]
------------------------------------------------------------------------------------------------------------------------
  [****]                  [****]                 [****]              {****]              {****]
  [****]
  [****]
  [****]
  [****]
  [****]
  [****]
  [****]
  [****]
  [****]
  [****]
  [****]
  [****]
  [****]
  [****]
  [****]
  [****]
  [****]
  [****]
  [****]
  [****]
------------------------------------------------------------------------------------------------------------------------
  Other formats
  TBD.....
------------------------------------------------------------------------------------------------------------------------

NOTES:
- the 1 Oct launch for the USA-Spanish will include a mutually agreed list of games not outlined here due to the short time frame in respect to the contract effective signing date
- the MP game formats listed above may have more than one game launched based on the same format


--------------
**** Represents material which has been redacted pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

                                   Schedule 3

For the period from [__________] to [__________] ("the Quarter")

a)   Revenue generated in respect of advertising
     carried on the Service (excl. VAT):
                                                                      -_________
     Less direct sales costs payable for such
     advertising:                                                     -_________

     Subtotal:                                                        -_________

     TI Share:                                               50%      -
     ---------------------------------------------------------------------------

b)   Revenue generated in respect of sponsorship
     carried on the Service (excl. VAT):
                                                                      -_________
     Less direct sales costs payable for such sponsorship:
                                                                      -_________

     Subtotal:
                                                                      -_________

     TI Share:                                               50%      -
     ---------------------------------------------------------------------------

c)   Revenue generated in respect of third party
     transactions carried on the Service (excl. VAT):
                                                                      -_________
     Less direct sales costs payable for such third
     party transactions:
                                                                      -_________

     Subtotal:
                                                                      -_________

     TI Share:                                               50%      -
     ---------------------------------------------------------------------------

d)   Revenue generated in respect of own account
     transactions carried on the Service (excl. VAT):
                                                                      -_________
     Less COGS for such own account transactions:
                                                                      -_________

     Subtotal:
                                                                      -_________

     TI Share:                                               50%      -
     ---------------------------------------------------------------------------
     TOTAL         UPROAR
     SHARE:

Aggregate number of transactions completed via the Service: [          ]

Declaration: The details included in this form are, to the best of my knowledge, a true and accurate record of the operation of the Service during the Quarter.

Signed: _______________________________________________________________________
Name of signatory:                                     Position:
Date: